For Immediate Release

Contact: Donald Miller-Jones Chief Financial Officer +7-095-132 7012 dmillerjones@moscowcablecom.com	Or: Barbara Cano Breakstone & Ruth International (646) 536-7015 bcano@breakstoneruth.com

Moscow CableCom Corp. Announces Results for Ten- Month Transition Period

New York, NY – March 31, 2005 – Moscow CableCom Corp. (NASDAQ: MOCC) today announced its results of operations for the ten-month transition period ended December 31, 2004.  For this period, the Company incurred a net loss applicable to common shares of $5,341,000 or $0.62 per share, basic and diluted, based on 8,612,000 weighted average shares outstanding for the period.  This compares to the unaudited results for the same period ended December 31, 2003, for which the Company reported a net loss applicable to common shares of $1,831,000 or $0.87 per share, basic and diluted, based on 2,100,000 weighted average shares outstanding.  The more than four-fold increase in the number of shares outstanding is primarily attributable to those shares issued to complete the Company’s February 2004 acquisition of ComCor-TV (“CCTV”), the Company’s wholly-owned cable television and Internet access company in Moscow, Russia.

The two periods are not comparable, as the current transition period includes the consolidation of the results of CCTV for the year ended December 31, 2004 as part of the process to change the Company’s fiscal year end to December 31, thereby aligning the Company’s fiscal year with that of CCTV and eliminating a two-month lag in reporting CCTV’s results with those of Moscow CableCom.  Results for this transition period also add back $525,000 of CCTV’s losses to reflect the Company’s less than full equity interest in CCTV prior to its acquisition on February 24, 2004.  The comparative ten-month period from 2003 includes only the equity in CCTV’s losses relating to the Company’s indirect 12½% ownership interest of CCTV during the period.

For the ten-month period ended December 31, 2004, the Company reported total revenues of $6,132,000, a 68.2% increase from CCTV’s total revenues of $3,646,000 for the year ended December 31, 2003.  The Company’s 2004 transition period revenue total includes $5,574,000 in subscription revenues for CCTV’s television and Internet access services for the year 2004, an increase of 112.3% from CCTV’s subscription revenues of $2,626,000 for the year 2003.

Warren Mobley, the Company’s President and Chief Executive Officer said, “Our revenue growth for this transition period in 2004 helped reduce operating losses at CCTV, and we continue to have high expectations for the Company’s future, particularly as we are now operating with what we believe to be sufficient capital to fund expansion and upgrades in many key areas of our business.  We expect that the market’s acceptance of our cable-based services will continue to grow, both within regions that are presently covered by our access network and in new areas as we continue the construction to expand our reach within Moscow.”

About Moscow CableCom

Moscow CableCom Corp., (www.moscowcablecom.com), is a US-based company quoted on the NASDAQ NM under the ticker “MOCC”.  The Company owns 100% of ComCor-TV ("CCTV"), a Moscow-based hybrid-fiber coaxial pay-TV and Internet service provider that has licenses to provide telecommunications services to 1.5 million homes and businesses in Moscow.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release may contain "forward-looking statements", as the phrase is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects” and words of similar meaning.  These statements relate to our future business and financial performance, including CCTV's development, including its ability to attract new subscribers, to continue to expand its network, to achieve positive cash flow and its ability to raise funds for CCTV's development.  These statements are based on management's best assessment of Moscow CableCom's and CCTV's strategic and financial position and of future market conditions and trends and involve substantial risks and uncertainties.  The actual outcome may differ materially from these statements.  Certain factors that could cause actual results to differ materially from those discussed in any forward-looking statements, including lack of operating history of CCTV, liquidity difficulties, developments in the marketplace for cable services in Moscow, Russia, technological changes, operating in the Russian Federation, including general economic, political, social and tax conditions and legislative and regulatory matters affecting the cable industry, and changes in generally accepted accounting principles are described in the our Transition Report on Form 10-K for the ten-month period ended December 31, 2004 and other public filings made by us with the Securities and Exchange Commission, which descriptions are incorporated herein by reference.  There may be other risks that we have not described that may adversely affect our business and financial condition.  We disclaim any obligation to update developments of these risks or to announce publicly any revision to any of the forward-looking statements contained in this release, or to make corrections to reflect future events or developments.

[Financial Tables Follow]

MOSCOW CABLECOM CORP.
Consolidated Balance Sheets
 (in thousands, except per share data)

	December 31,	February 29,
	2004	2004
Assets
Current assets:
Cash and cash equivalents	$ 1,817	$ 3,240
Marketable securities	-	2,897
Accounts and other receivables, less allowance for doubtful accounts of $90, $40 and $25	192	124
Inventories	681	793
Taxes receivable	1,751	1,396
Prepaid expenses and other current assets	1,291	154

Total current assets	5,732	8,604
Property, plant and equipment, net	17,019	13,552
Construction in progress and advances	4,547	5,209
Prepaid pension expense	4,927	4,754
Intangible assets and Goodwill	-	10,071
Intangible assets, net	5,456	-
Goodwill	5,115	-
Investment in Institute for Automated Systems	7,585	7,894
Investment in Moscow Broadband Communication Ltd.	-	-
Other assets	1,383	448

Total assets	$ 51,764	$ 50,532
Liabilities and Stockholders’ Equity
Current liabilities:
Current maturities of long-term debt	$ 4,598	$ 598
Payable to affiliate	1,584	1,824
Accounts payable	1,884	880
Accrued liabilities	2,666	1,565
Deferred income taxes	-	614

Total current liabilities	10,732	5,481
Long-term debt, less current maturities	2,371	2,941
Other long-term obligations	1,212	625
Deferred income taxes	4,353	4,063

Total liabilities	18,668	13,110
Commitments and contingencies
Stockholders’ equity:
Cumulative convertible preferred stock, no par value; authorized 800,000 shares; 115,044 shares, 188,006 shares and 188,006 shares issued and outstanding; liquidation preference $18.75 per share	2,792	3,497
Common stock, $.01 par value; authorized 15,000,000 shares; issued and outstanding 8,799,541 shares, 8,430,335 shares and 2,099,908 shares, respectively	88	84
Treasury stock, at cost, 24,500 shares	(180)	-
Additional paid-in capital	35,246	33,350
Retained earnings (accumulated deficit)	(4,850)	491

Total stockholders’ equity	33,096	37,422

Total liabilities and stockholders’ equity	$ 51,764	$ 50,532

MOSCOW CABLECOM CORP.
Consolidated Statements of Operations
 (in thousands, except per share data)

	Ten-month periods ended December 31,
	2004	2003
		(unaudited)
Sales and revenues
Subscription revenue, connection fees and equipment sales	$5,752	$ -
Other	380	-

Total revenue	6,132	-

Cost of sales
Services from related party	1,310	-
Salaries and benefits	1,143	-
Depreciation and amortization	1,451	-
Other	1,279	-

Total cost of sales	5,183	-

Gross margin	949	-

Operating expenses
Salaries and benefits	2,851	472
Depreciation	349	198
General and administrative	3,626	1,647
Loss on sale of real estate	-	-

Total operating expenses	6,826	2,317

Loss from continuing operations before income taxes	(5,877)	(2,317)
Equity in losses of Institute for Automated Systems	(347)	-
Equity in losses of Moscow Broadband Communication Ltd.	-	(531)
Investment income and other income	677	1,399
Interest expense	(317)	(204)
Foreign currency transactions gain (loss)	20	-
Loss from continuing operations before income taxes and cumulative effect type accounting adjustment	(5,844)	(1,653)
Income tax benefit	168	57
Add back of losses of CCTV prior to consolidation	525	-
Loss from continuing operations before cumulative effect- type accounting adjustment	(5,151)	(1,596)
Cumulative effect-type accounting adjustment – loss on derivative securities, net of income tax	-	-

Net loss from continuing operations	(5,151)	(1,596)
Net income from discontinued operations, net of income taxes of $80 and $1,366, respectively	-	-
Gain on sale of discontinued operations, net of income taxes of $686	-	-

Net (loss) income	(5,151)	(1,596)
Preferred dividends	(190)	(235)

(Loss) income applicable to common shareholders	$(5,341)	$(1,831)
Income (loss) per common share:
BASIC AND DILUTED:
Net income (loss) from continuing operations before cumulative effect-type accounting adjustments	($0.62)	$(0.87)
Cumulative effect-type accounting adjustment	-	-
Income from discontinued operations	-	-
Gain on sale of discontinued operations	-	-

	$(0.62)	$(0.87)